As filed with the Securities and Exchange Commission on October 3, 2006.
Securities Act Filing No. 333-135065
Investment Company Act File No. 811-21909

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. 1	☑

Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 1	☑

(Check appropriate box or boxes)

Scottish Widows Investment Partnership Trust
(Exact Name of Registrant as Specified in Charter)

Two Avenue de Lafayette, 6th Floor
Boston, Massachusetts 02111
(Address of Principal Executive Offices)
Registrant’s Telephone Number including Area Code: (617) 662-3968
The Corporation Trust Company
1209 Orange Street, Wilmington
New Castle County, Delaware
19801
(Name and Address of Agent for Service)
With copies to:

Scottish Widows Investment Partnership Ltd. Edinburgh One, Morrison Street, Edinburgh EH3 8BE Scotland	Geoffrey R. T. Kenyon, Esq. Goodwin Procter llp Exchange Place Boston, Massachusetts 02109
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
     ☐ immediately upon filing pursuant to paragraph (b)
     ☐ on (date) pursuant to paragraph (b)
     ☐ 60 days after filing pursuant to paragraph (a)(1)
     ☐ on (date) pursuant to paragraph (a)(1)
     ☐ 75 days after filing pursuant to paragraph (a)(2)
     ☐ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission acting pursuant to Section 8(a), may determine.

Scottish Widows Investment Partnership Trust
Global Emerging Markets Fund
Prospectus
October 3, 2006
The investment adviser of the Global Emerging Markets Fund is
Scottish Widows Investment Partnership Limited.
The shareholder servicing contact number is 1-800-893-2073.
     This Prospectus contains important information about the investment goals, strategies and risks of the Global Emerging Markets Fund, a series of the Scottish Widows Investment Partnership Trust, that you should know before you invest in the Global Emerging Markets Fund. Please read it carefully and keep it with your investment records.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE, STRATEGIES AND PHILOSOPHY	1
PRINCIPAL RISKS OF INVESTING IN THE FUND	2
HISTORICAL PERFORMANCE	4
FEES AND EXPENSES OF THE FUND	4
ADDITIONAL INVESTMENT POLICIES	5
DISCLOSURE OF PORTFOLIO HOLDINGS	6
THE TRUST	6
THE INVESTMENT ADVISER	7
OVERALL INVESTMENT PROCESS	8
PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS	8
CALCULATION OF THE FUND’S NET ASSET VALUE	10
HOW TO PURCHASE AND REDEEM SHARES	11
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	14
DIVIDENDS, DISTRIBUTIONS AND TAXES	17
CUSTODIAN AND TRANSFER AGENT	19
EX-99.A.2 Amended and Restated Declaration of Trust
EX-99.B Amended & Restated By-laws of Scottish Widows Partnership Trust
EX-99.D.1 Form of Investment Advisory Agreement
EX-99.D.2 Form of Fee Waiver and Expense Reimbursement Agreement
EX-99.E Form of Distribution Agreement
EX-99.G Form of Custodian Agreement
EX-99.H.1 Form of Administration Agreement
EX-99.H.2 Form of Transfer Agent Agreement
EX-99.I Opinion & Consent of Goodwin Procter LLP
EX-99.J.1 Consent of PriceWaterhouse Coopers LLP
EX-99.P.1 Code of Ethics of Scottish Widows Investment Partnership Trust
EX-99.P.2 Code of Ethics of Scottish Widows Investment Partnership Ltd.
EX-99.P.3 Code of Ethics of ALPS Distributors, Inc.

INVESTMENT OBJECTIVE, STRATEGIES AND PHILOSOPHY
Investment Objective
     The Global Emerging Markets Fund (the “Fund”) seeks to provide long-term capital growth.
     The Fund’s investment objective may be changed without shareholder approval with prior notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.
Principal Investments and Strategies
     Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in emerging market equity securities.
     For this purpose, “emerging market equity securities” include securities of issuers that fall within one or more of the following categories:
•	primarily listed on the trading market of an emerging market country;

•	headquartered in an emerging market country; or

•	deriving 50% or more of their revenues from, or having 50% or more of their assets in, an emerging market country.

     Emerging market equity securities also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and similar instruments issued with respect to the securities described above. These instruments evidence ownership of shares of a foreign issuer, are issued by depositary banks, and generally are traded in a developed country, such as the United States. In addition, the Fund may also invest in Equity Linked Notes. The Fund’s investment adviser, Scottish Widows Investment Partnership Ltd. (“SWIP” or the “Adviser”), will generally determine if a particular Equity Linked Note is an emerging market equity security, and determine the related emerging market country, if applicable, based upon the above described analysis of the issuers of the underlying linked equity securities for such Notes.
     An emerging market country is one that falls within one or more of the following categories:
•	has an emerging stock market as defined by the International Finance Corporation (“IFC”);

•	has a low- to middle-income economy according to the World Bank;

•	is included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index; or

•	has a per-capita gross national product of $10,000 or less.
     The Fund’s policy of investing at least 80% of its net assets in emerging market equity securities may be changed by the Board of Trustees upon 60 days’ notice to shareholders. The foregoing definitions of “emerging market equity securities” and “emerging market country” and the other investment guidelines discussed in this Prospectus may be changed at any time without notice.
     The Fund is non-diversified, which means securities laws do not limit the percentage of its assets that it may invest in any one company. SWIP believes that concentrating the Fund’s portfolio in a relatively small number of securities allows the Adviser’s best ideas to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio generally contains between 35 and 45 securities; however, it may contain fewer than 35 securities or more than 45 securities if considered prudent and desirable by the Adviser.

     The Fund predominantly invests in securities of mid to large cap emerging market companies (i.e., companies with a market capitalization of greater than $1 billion). The Fund, however, does not limit its investments to companies of any particular size and may invest in smaller and less-seasoned issuers. Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its net assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular securities.
     Additional information about the investment process that the Adviser intends to use to manage the Fund is provided later in this Prospectus under “Overall Investment Process.”
Countries
     Countries in which the Fund may invest include, but are not limited to, the following:

Continent	Countries
Africa	Botswana, Egypt, Ghana, Namibia, Nigeria, Mauritius, Morocco, South Africa, Tunisia, Zimbabwe

Asia	China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand

Europe	Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Russian Federation, Slovak Republic, Slovenia, Ukraine

Latin America	Argentina, Brazil, Chile, Columbia, Mexico, Panama, Peru, Venezuela

Middle East	Israel, Jordan, Turkey
     There can be no assurance that the Fund will invest in any particular country.
PRINCIPAL RISKS OF INVESTING IN THE FUND
     Equities are generally more risky than most other forms of investment. The investments of the Fund are subject to normal market fluctuations and other risks inherent in investing in securities. There can be no assurance that any appreciation in value of investments will occur. The value of investments and the income derived from them may fall as well as rise and investors may not recoup the original amount invested in the Fund.
     Investors could lose money on their investments in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:
•	Foreign stock markets fall in value;

•	An adverse event, such as an unfavorable earnings report, depresses the value of a particular company’s stock; and

•	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.
In addition, the Fund faces the risks described below.
Emerging and Foreign Market Risks
     Emerging markets and emerging market companies present special risks in addition to the general risks of investing abroad. These risks include greater political, social, economic and regulatory instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers. Emerging markets tend to be more volatile than the markets of the United States or more developed foreign countries and have less mature and

2

diverse economies and less stable political systems than those of the United States or more developed foreign countries. Furthermore, emerging markets have different auditing and other financial standards, which could result in a less thorough understanding of the financial condition, results of operations and cash flow of companies in which the Fund invests. Accordingly, certain emerging markets may not afford the same level of investor protection as would apply in more developed jurisdictions.
     Furthermore, prices of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.
     In addition, lack of liquidity and efficiency in certain of the stock markets or foreign exchange markets in certain emerging markets may mean that from time to time the Fund may experience more difficulty in purchasing or selling securities than it would in a more developed market.
     Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, the Fund would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.
     The Fund may invest in foreign issuers through ADRs, EDRs and GDRs, or similar investment vehicles. Investments in these types of securities involve risks similar to investments in foreign securities.
Concentration of Investment Risks
     The Fund is non-diversified, which means that the Fund’s assets may be invested in a limited number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
     The Fund may be overweight or underweight relative to the Fund’s benchmark in companies in certain countries, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to positive or negative developments affecting these countries, industries or market sectors. In addition, as described above, the Fund may, from time to time, invest a significant portion (up to 35%) of its total assets in securities of issuers in any one emerging country.
Exchange Rate Risks
     Currency fluctuations may adversely affect the value of an investment. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated or traded in those currencies and securities of issuers where revenues are received in those currencies. Furthermore, the Fund may also hold cash in U.S. dollars or foreign currencies.
     The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. The outcome of such a transaction will depend on SWIP’s ability to predict how one currency will fare against another currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.
Smaller Company and Less-Seasoned Company Risks
     The Fund may invest in some companies with smaller market capitalization and less-seasoned companies, exposing the Fund to the risks of investing in such companies, such as limited financial resources, managerial resources, product lines and markets. Such companies may trade less frequently with greater price swings, and the

3

nature and size of these companies means that their shares may be less liquid than those of larger companies and that their share prices may, from time to time, be more volatile.
     In addition, the Fund’s investments in mid-sized companies will also be subject to the same risks as those noted above, but generally to a lesser extent.
Equity Linked Notes Risks
     The principal or coupon payment on Equity Linked Notes (ELNs) is linked to the performance of an underlying security or index and may be used, among other things, to provide the Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. ELNs generally are issued by broker dealers or other financial institutions. The risks associated with purchasing ELNs include risks relating to the creditworthiness of the issuer and the risk of counterparty default. In addition, the Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.
     When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.
HISTORICAL PERFORMANCE
     The Fund does not have any performance history. Performance information for the Fund will be included in the Fund’s next annual or semi-annual report. In the future, when the Fund presents its performance history, it intends to compare its performance to that of the MSCI Emerging Markets Index.
FEES AND EXPENSES OF THE FUND
     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
     Shareholder Fees (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee(1)	2.00%
Exchange Fee	None
     Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	1.61%(2)
Total Annual Fund Operating Expenses	2.47%
Less Contractual Fee Waivers	(0.97)%(3)
Net Annual Fund Operating Expenses	1.50%

(1)	The redemption fee is not a sales charge or load. Shares redeemed within 90 days of purchase may be subject to a 2.00% redemption fee. See “Frequent Purchases and Redemptions of Fund Shares — Redemption Fees.”

(2)	Other expenses are based on an estimate of amounts for the current fiscal year. Other expenses include transfer agency, custody, professional, registration, legal, audit and insurance fees, as well as other miscellaneous items.

(3)	The Adviser has entered into a fee waiver and expense limitation agreement with the Trust on behalf of the Fund (the “Limitation Agreement”) whereby the Adviser will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total operating expenses of the Fund, exclusive of brokerage costs,

4

interest, taxes and dividend and extraordinary expenses, such as litigation, exceed an annual rate of 1.50% of the Fund’s annual net assets. The Adviser may recoup all or a portion of any waived management fees and expenses it has borne, if any, within three years after the end of the fiscal year in which the waiver was made. The Limitation Agreement will continue in effect through April 30, 2008. There is no guarantee that the Limitation Agreement will continue after that date.
     Example
     This example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s costs would be:

1 year(1)	3 years(1)
$153	$677

(1)	The example reflects the contractual expense limit only for the one-year period and the first year of the three-year period. As noted above, the Adviser has committed to continue the Limitation Agreement through April 30, 2008 and such Limitation Agreement may remain in effect for a longer period.

ADDITIONAL INVESTMENT POLICIES
Defensive Investing
     The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund takes a temporary defensive position, it may be unable for a time to achieve its investment objective.
Derivative Contracts
     The Fund, at times, may use derivative contracts for any of the following purposes:
•	To hedge against adverse changes in the market value of securities held by or to be bought for the Fund caused by changing interest rates or currency exchange rates.

•	As a substitute for purchasing or selling securities.

•	To enhance the Fund’s potential gain in non-hedging situations.
     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio’s interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s portfolio holdings. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

5

     Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make a fund’s portfolio less liquid and harder to value, especially in volatile markets.
Fixed Income Securities
     The Fund may invest up to 20% of its net assets, in the aggregate, in fixed income securities and preferred stocks of any credit quality. The Fund’s fixed income securities may be of any maturity or duration. The Fund’s fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies. Although the Fund may invest in fixed income securities of any credit quality, the Fund will not invest more than 5% of its net assets in below investment grade securities at the time of investment.
Securities Lending
     The Fund may seek to increase its income by lending portfolio securities to financial institutions, such as certain broker-dealers. In order to secure their obligations to return securities loaned by the Fund, borrowers will deposit collateral in an amount maintained on a current basis at least equal to the market value of the securities loaned. Consistent with the Investment Company Act of 1940, as amended (“1940 Act”), as interpreted by the staff of the SEC, the value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.
Impact of High Portfolio Turnover
     The Fund may engage in active and frequent trading in pursuing its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.
DISCLOSURE OF PORTFOLIO HOLDINGS
     As of the end of each calendar month, the Fund will provide a complete list of its holdings, a separate list identifying its ten largest holdings and geographical sector breakdowns. These lists will be available no earlier than 15 days after the end of each calendar month on the Fund’s website at www.swip-us.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.
     A complete list of holdings will also appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund will file the list with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters).
     Shareholders may view the Fund’s Forms N-CSR and N-Q, when available, on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q, when available, may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct). Such Forms also will be available on the Fund’s website at www.swip-us.com.
THE TRUST
     The Fund is a series of Scottish Widows Investment Partnership Trust (the “Trust”). The Trust was established on June 2, 2006 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

6

THE INVESTMENT ADVISER
     SWIP is registered with the SEC as an investment adviser and is one of the largest asset management companies in the UK. SWIP is the wholly owned fund management arm of Scottish Widows Group, which in turn is part of the Lloyds TSB Group. The Lloyds TSB Group is a UK market leader with total assets of approximately $532.0 billion and total staff of over 69,000 as of June 30, 2006. According to Forbes, Lloyds TSB Group is the 10th largest European bank and is ranked 16th globally as of March 30, 2006.
     As of June 30, 2006, SWIP managed approximately $180 billion in assets, which are invested in all major asset classes, including domestic and overseas equities, real estate, bonds and cash. SWIP currently employs approximately 400 people. The substantial majority of SWIP employees are located outside of the U.S. As of June 30, 2006, SWIP managed approximately $2.8 billion of emerging markets equities for a variety of clients with a range of mandates and performance requirements including specialist regional emerging funds (e.g., Latin American, Central and Eastern European). The Fund is the first U.S. registered fund that SWIP has managed.
     SWIP provides the Fund with discretionary investment management services. Under the terms of its investment advisory agreement with the Fund, the Fund pays SWIP an advisory fee at an annual rate equal to 1.00% of the Fund’s average daily net assets.
     The Adviser has contractually agreed to limit the expenses of the Fund at least through April 30, 2008 to 1.50% of the Fund’s average daily net assets per year. The Adviser may subsequently recover reimbursed expenses from the Fund if the Fund’s expense ratio falls below the expense limitation.
     The basis for the Board of Trustees approving the Fund’s investment advisory agreement with the Adviser will be discussed in the Fund’s annual report for the period ending December 31, 2006.
     SWIP’s UK registered office is 10 Fleet Place, London, EC4M 7RH. SWIP’s principal place of business is Edinburgh One, Morrison Street, Edinburgh EH3 8BE. SWIP’s U.S. address is 1251 Avenue of the Americas, 39th Floor, New York, New York 10020.
The Portfolio Management Team
     The Fund’s portfolio managers are Kim Catechis and Alastair Reynolds. Messrs. Catechis and Reynolds consult each other continuously regarding the management of the Fund’s portfolios. Mr. Catechis is the Fund’s primary portfolio manager and, as such, ordinarily has the ultimate authority to select the securities purchased or sold by the Fund. In the absence of Mr. Catechis, Mr. Reynolds will have ultimate authority to manage the Fund.
     Kim Catechis
     Mr. Catechis is an investment director and is Head of SWIP’s Asia and Emerging Markets Desk. Mr. Catechis joined SWIP in 1996 and set up the Scottish Widows Latin American Equities desk. He was appointed Head of Emerging Markets in 1998.
     Mr. Catechis manages Scottish Widows Investment Partnership Investments Funds ICVC Emerging Markets Fund (“GEMUK”), a fund registered in the UK with the Financial Services Authority and having assets of approximately $1 billion. He is secondary manager on SWIP’s Central & Eastern European and Latin American funds. Mr. Catechis has responsibility for the energy sector within the Asia and Emerging Markets team. Mr. Catechis has 19 years of investment management experience and speaks eight languages.
     Alastair Reynolds
     Mr. Reynolds is an investment director in the Asia and Emerging Markets team and joined SWIP in 2000. He manages emerging market retail funds and undertakes investment research across a range of industry sectors. Mr. Reynolds also performs the role of research manager, coordinating the team’s research activities. Mr. Reynolds has 16 years of investment management experience.

7

     Additional Information About the Portfolio Management Team
     The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.
OVERALL INVESTMENT PROCESS
     SWIP’s investment process emphasizes fundamental research and a supportive team culture designed to encourage the active exchange of ideas between analysts and portfolio managers.
     Research is the most important and fundamental element of the investment process and is the cornerstone on which SWIP bases its investment decisions. SWIP’s research involves a combination of qualitative and quantitative research looking over a ten-year horizon — a five-year historical analysis and a five-year forward projection. In general, SWIP looks for opportunities where a company’s longer-term growth prospects are not reflected in its current stock price. SWIP believes that cash earnings are the long-term driver of share prices. By understanding how each company generates its earnings and successfully forecasting how these will grow over the long-term, SWIP believes that it can identify the value inherent in each company and take advantage of pricing anomalies by identifying stocks which are trading below their intrinsic value.
     The results of the firm’s investment analyses are debated at regular investment review meetings during which each stock idea is objectively assessed from at least two different perspectives — market and sector. SWIP’s researched stock list of buy, hold or sell rated stocks, is assessed and updated via a proprietary Internet-based research portal. SWIP believes this proprietary portal is a powerful tool in the portfolio-construction process because it affords great flexibility in the way the firm’s investment professionals view and integrate research.
PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
     The following table sets forth composite performance data relating to the historical performance of all accounts managed by the Adviser that since January 1, 2001 have or had investment objectives, policies, strategies and risks substantially similar to those of the Fund.
     The Adviser’s global emerging market composite is made up of accounts managed by the Adviser that are primarily invested in mid to large capitalization companies in countries in the global emerging market universe.
     The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a specified market index and does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.
     The Adviser claims compliance with the Global Investment Performance Standards (GIPS®). The composite performance data shown is retroactively applied to all time periods presented. (GIPS® serve as guidelines for investment managers to follow when reporting performance to prospective clients and are administered globally by the CFA Centre for Financial Markets Integrity.) Where there is a conflict between GIPS and local laws and regulations, this information has been prepared in accordance with the local laws and regulations.
     All returns presented were calculated on a total return basis and include the reinvestment of income dividends and capital gain distributions, accrued income and realized and unrealized gains and losses. “Net Returns” reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. “Gross Returns” do not reflect the deduction of any advisory fees, expenses (other than brokerage commissions and other trading expenses, which are included) or taxes. All returns have been adjusted from United Kingdom Pounds to U.S. Dollars using calendar year beginning and end exchange rates (provided by an independent third party) to reflect the change in value of the U.S. Dollar over the course of each calendar year. Such adjustment is necessary to show returns that are capable of being compared with the MSCI Emerging Markets Index benchmark. The Adviser’s composite includes all actual, fee-paying, discretionary accounts managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.

8

     Currently, GEM UK is the only fund managed by SWIP with investment objectives, policies and strategies that are substantially similar to those of the Fund. However, the composite performance in prior periods also reflects the historical performance of other accounts.
     The accounts that are included in the Adviser’s composite are not subject to the same fees and expenses to which the Fund will be subject, nor to the diversification rules, tax restrictions and investment limitations imposed on the Fund by the 1940 Act and Subchapter M of the Internal Revenue Code. The composite investment returns presented below do not reflect any sales charge. Consequently, returns for the Adviser’s composite would have been different if it had been subject to these fees and expenses and U.S. tax and securities laws.
     The Adviser’s composite investment returns presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund. In addition, the use of a methodology different from that used below to calculate performance could result in different performance data.
     The Adviser’s past performance does not necessarily indicate how the Fund will perform in the future.
Annual Total Returns of Composite

(1)	The composite investment returns are calculated in accordance with GIPS. The method for calculating performance pursuant to GIPS differs from the method for calculating mutual fund performance under SEC rules.
(2)	As of June 30, 2006, the gross composite investment returns for calendar year 2006 were 7.33% and the net composite investment returns were 6.34%.
     During the periods shown in the bar chart above, the highest quarterly net return was 24.02% for the quarter ended December 31, 2001, and the lowest quarterly net return was -23.75% for the quarter ended September 30, 2001.

9

Average Annual Total Returns of Composite
(for periods ending June 30, 2006)

				Since
	1 year	3 years	5 years	Inception (3)
Composite Net Return (Including sales charges)(1)	36.67%	36.49%	18.06%	15.22%
Composite Net Return (Excluding sales charges)	37.34%	38.52%	21.46%	18.97%
Composite Gross Return	39.36%	40.60%	23.32%	20.77%
MSCI Emerging Markets Index (2)	35.91%	34.79%	21.49%	18.97%

(1)	GEM UK imposes a sales charge in connection with the sale of its shares, but such sales charge is often waived for institutional investors. The Fund does not impose a sales charge.

(2)	The MSCI Emerging Markets Index is a widely recognized index comprised of stocks traded in the developing markets of the world that are open for foreign investment. The MSCI Emerging Markets Index reflects no deduction for fees, expenses or taxes.

(3)	Inception is January 1, 2000.

*	Source for bar chart and table: composite performance was obtained from SWIP and the MSCI Emerging Markets Index was obtained from Rimes and the WM Company.

CALCULATION OF THE FUND’S NET ASSET VALUE
     The price of the Fund’s shares is based on the net asset value (“NAV”) of the Fund. The NAV of the Fund is the value of its assets less the value of its liabilities, determined in accordance with the following provisions.
     The NAV per share for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time (“ET”)) each day that the NYSE is open for business (“Fund Business Day”).
     If the Fund, or its authorized agent or sub-agent, receives your request in proper form by the close of trading on the NYSE (generally 4:00 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after 4:00 p.m. ET, it will be priced at the next Fund Business Day’s NAV.
     The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET.
     The NAV of the Fund is generally based on the current market value of the securities held in the Fund. If the price for a specific security held by the Fund is not readily available, the Fund will determine a fair value, as determined in good faith and pursuant to procedures approved by the Fund’s Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment.
     Because foreign markets may be open at different times than the NYSE, the value of shares of a fund which invests in foreign securities may change on days when shareholders are not able to buy or sell them. Many securities markets outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in those markets may not fully reflect the events that occur after their close but before the close of the NYSE.

10

     The Fund’s fair value pricing procedures require the fund to fair value foreign equity securities if there has been a movement (either up or down) in the U.S. equity markets that exceeds a specified daily threshold. Although the threshold may be revised from time to time, and the number of days on which fair value prices will be used will depend on market activity, it is expected that the Fund will use fair value prices for foreign equity securities in its portfolio to a significant extent, including as frequently as several times a week.
HOW TO PURCHASE AND REDEEM SHARES
Purchasing Shares
     Shares of the Fund are sold at the NAV next determined after receipt of a purchase order in “proper form.” Purchase orders are accepted on any Fund Business Day. The Fund may also process purchase and sale orders and calculate its NAV on days that the Fund’s primary trading markets are open. The Fund is not open and does not determine its NAV on the following NYSE holidays:
•	New Year’s Day;

•	Martin Luther King, Jr. Day;

•	President’s Day;

•	Good Friday;

•	Memorial Day;

•	Independence Day;

•	Labor Day;

•	Thanksgiving Day; and

•	Christmas Day.
     A purchase order or a redemption request is in “proper form” upon receipt of federal funds and when all required documents are properly completed, signed and received by the Fund. Additionally, when completing a new account application, you will be required to supply the Fund with information such as your tax identification number that will assist the Fund in verifying your identity, as required by federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you.
Methods for Purchasing Shares
     You may purchase shares of the Fund by the following methods:

•	By Telephone. (Existing accounts only)

•	By Fax. You may open an account by completing and signing a registration form and telephoning the Fund at 1-800-893-2073 to indicate you will be submitting the registration form by fax. The original registration form must be mailed following the transmission of the faxed version. Payment should be made by wire (please see instructions below).

•	By Mail. You may open an account directly by completing, signing and mailing a registration form and a check made payable to Global Emerging Markets Fund.

•	By Wire. To purchase shares of the Fund by Federal Reserve wire, please provide notice to the Fund of your intention to wire by calling 1-800-893-2073. If the Trust receives a completed purchase order in

11

proper form before the close of regular trading on the NYSE (generally 4:00 p.m. ET), you will be entitled to earn dividends from the next Fund Business Day. On days when the Federal Reserve is closed, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day.
     The following procedure will help assure our receipt of your federal funds wire:
     A. Telephone the Fund toll free number at 1-800-893-2073 and provide the following information:
•	Your name;
•	Address;
•	Telephone number;
•	Taxpayer ID number;
•	The amount being wired; and
•	The identity of the bank wiring funds.
     B. Instruct your bank to wire the specified amount to the Fund as follows:
Scottish Widows Investment Partnership Trust
State Street Bank
225 Franklin Street
Boston MA 02110
ABA 011000028
DDA 99056954
Shareholders Name/Account #
     To allow the Trust to manage the Fund most effectively, investors are encouraged to execute all trades before 4:00 p.m. ET. To protect the Fund’s performance and shareholders, the Trust discourages frequent trading in response to short-term fluctuations.
     The Trust reserves the right to reject any purchase order for any reason in its sole discretion.
Verifying Your Identity and Reporting Suspicious Activity
     Under the USA PATRIOT Act, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies to open an account. When you open an account to invest, we will ask for your name, address, applicable organizational documents, tax identification number, and other information that will allow us to identify you. If you do not provide the required information, and we cannot contact you to obtain it, we may not accept your application and will return your initial investment. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. In addition, as required by law, the Fund may report suspicious activity surrounding your account opening to federal authorities.
     After your account is established, the Trust is required to take steps to verify your identity, including checking your information against various databases, and the Trust is required to report suspicious account activity to federal authorities. If the Trust is unable to verify your identity from the information you provide, you may be restricted from making purchases or transferring shares, or your account may be closed and the proceeds sent to you. If the account is closed and the proceeds are sent to you, you will receive the next available NAV. As a result, your proceeds may be more or less than the amount you paid for your shares and the sale may be a taxable transaction.

12

Account Statements
     Quarterly account statements are sent to investors to report transactions such as purchases and redemptions as well as dividends paid during the month. When share purchases are effected through an institution, confirmations of the share purchases and quarterly account statements will be sent to the institution involved.
Minimum Investment Required
     The minimum initial investment in the Fund is $500,000. There is no minimum subsequent investment. The Trust reserves the right to waive the minimum investment requirement.
     Due to the cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.
Selling Shares
     You may redeem your shares without charge at the NAV next determined after the Fund receives your redemption request in proper form. Generally, the Fund will pay proceeds of the withdrawal in federal funds, but the Fund reserves the right to pay all or part of the redemption proceeds in readily marketable securities (“in-kind”) instead of federal funds, normally on the next Fund Business Day after the withdrawal, but in any event no more than seven days after the withdrawal.
Methods for Selling Shares
     You may sell shares of the Fund by the following methods:
•	By Telephone. You may redeem your shares by telephoning the Fund at 1-800-893-2073. You must provide the Trust with your account number and the exact name in which the shares are registered. A redemption by telephone may be made ONLY if the telephone redemption authorization has been completed on a registration form provided by the Trust. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust will follow reasonable procedures to confirm that such instructions are genuine. If such procedures are followed, neither the Trust nor the Fund will be liable for any losses due to unauthorized or fraudulent redemption requests.

In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Trust by telephone, redemption requests may be mailed to the Fund’s transfer agent.

•	By Fax. You may redeem your shares by providing a redemption instruction by telephoning the Fund at 1-800-893-2073 and indicating that you wish to provide a redemption instruction by fax. Fax requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

•	Written Requests. Redemption requests may be made by writing to:
Scottish Widows Investment Partnership Trust
P.O. Box 8042
Boston, Massachusetts 02266-8042
     Written requests must be in proper form. You will need to provide the exact name in which the shares are registered, the Fund name, account number, and the share or dollar amount requested.

13

     A signature guarantee is required for any written redemption request (including faxed redemption requests) and for any instruction to change the shareholder’s record name, a designated bank account, or the telephone redemption or other option elected on an account. Telephone redemptions will not be permitted for at least 30 days after an address change is received unless the request is received in hard copy form with the signature guaranteed. Signature guarantees may be provided by an eligible institution acceptable to the Adviser, including a bank, a broker, a dealer, national securities exchange, a credit union, or a savings association which is authorized to guarantee signatures. Other procedures may be implemented from time to time.
     If the Fund receives your redemption request in proper form before 4:00 p.m. ET, the Fund will normally wire payment to you on the next Fund Business Day. Redemption requests submitted after 4:00 p.m. ET will not be accepted and must be resubmitted on the next Fund Business Day thereafter.
     The Trust may request additional documentation to establish that a redemption request has been authorized, and that proper documentation has been submitted to the Fund.
     In certain circumstances, investors’ right to redeem shares in the Fund may be suspended. Under U.S. law, the right of redemption cannot be suspended, nor can payment upon redemption be postponed for more than seven days after tender, except:
•	during any period in which the NYSE is closed, other than customary weekend and holiday closings;

•	during any period that trading on the NYSE is restricted;

•	during any period during which an emergency exists that makes disposal of the Fund’s securities impracticable;

•	during any period when it is impracticable for the Fund to value its net assets; or

•	during such periods as the SEC may order for the protection of security holders of the Fund.
Telephone Transactions
     Purchasing and selling Fund shares over the telephone may be convenient, but is not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believe to be genuine. If you purchase or sell Fund shares over the telephone, you will generally bear the risk of any loss.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive Trading
     The Fund is intended for long-term investment purposes and not for market timing or excessive short-term trading (“excessive trading”). The Fund’s Board of Trustees has approved policies and procedures designed to discourage excessive trading. These include policies and procedures relating to trade activity monitoring, redemption fees and the use of fair value pricing.
     Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider that you have violated the excessive trading policy if:
•	The Fund determines that you sell shares within a short period of time after the shares were purchased;

•	The Fund determines that you enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or

14

•	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.
     Certain transactions are exempt from the excessive trading policy, such as shares purchased through reinvested distributions (dividends and capital gains).
     Excessive trading may present risks to you as a Fund shareholder and to the Fund, including:
•	Negative impact on the Fund’s performance;

•	Potential dilution in the value of the Fund’s shares;

•	Interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions or to buy or sell securities it otherwise would not have bought or sold;

•	Losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	Increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and

•	Increased brokerage and administrative costs.
     These risks may be greater for the Fund than for other mutual funds because the Fund invests in foreign securities that may be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Fund’s foreign portfolio securities trade and the time as of which the Fund’s NAV is calculated. For example, traders engaged in time zone arbitrage may seek to exploit changes in value of the Fund’s portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Fund’s NAV. Arbitrageurs who are successful may dilute the value of the interests of other shareholders by trading Fund shares at prices that do not fully reflect their fair value. Although the excessive trading policy and the Fund’s pricing and valuation procedures are designed to attempt to prevent time zone arbitrage, there can be no assurances that such activities can be mitigated or eliminated.
Trade Activity Monitoring
The Fund monitors selected trades on a daily basis. Trade activity monitoring may include:
•	Reviewing accounts where a purchase and sale occurs within a short period of time;

•	Reviewing transaction amount thresholds; and

•	Making comparisons against the Fund’s “known offenders” database which contains information about investors who have violated the excessive trading policy.
     If the Fund determines that an investor has violated the excessive trading policy, the Fund will temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Fund seeks to act in a manner that is consistent with the best interests of Fund shareholders.
     Whether or not the excessive trading policy has been violated, the Fund may determine from the amount, frequency or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or may be detrimental to the Fund and its shareholders and that the imposition of trading restrictions is warranted. The Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

15

     The Fund or its agents may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to the Fund. Such purchase orders may be revoked or cancelled by the Fund on the next business day after receipt of the order.
     The implementation of the Fund’s excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.
Redemption Fees
     As described above, short-term trading and excessive exchange activity may interfere with portfolio management and have an adverse effect on the Fund and its shareholders. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 90 calendar days. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.
     The redemption fee does not apply to shares that were acquired through reinvestment of dividends or capital gains distributions, or to redemptions or exchanges by the following categories of transactions:
          Certain Retirement Account Activity:
•	Shares redeemed by a participant-directed retirement plan as a result of a plan sponsor decision (e.g. retirement plan-wide re-allocations or termination).

•	Retirement account redemptions as a result of minimum required distributions and returns of excess contributions.

•	Shares redeemed from retirement plan participant’s account to fund plan distributions including, but not limited to: death distributions, loan withdrawals and Qualified Domestic Relations Orders (“QDROs”).
          Non-shareholder Directed Activity:
•	Shares redeemed through an automatic, nondiscretionary rebalancing or asset re-allocation program, or via a systematic withdrawal plan.
          Other Activity:
•	Rollovers, transfers and changes of account registration (provided the monies do not leave the Fund).

•	Redemptions in kind.
The Fund may assess redemption fees in any of these types of transactions if, in the opinion of the Fund, the transaction is intended to circumvent the redemption fee policy.
     While the Fund seeks to apply its redemption fee policy to all accounts, the Fund may not be able to apply the policy to accounts which are maintained by some financial intermediaries (“Omnibus Accounts”) because of the difficulty in identifying individual investor transactions or the difficulty in identifying the investor responsible for a particular transaction even if the transaction itself is identified. To the extent the Fund is able to identify excessive short-term trading in Omnibus Accounts, the Fund will seek the cooperation of the intermediary to enforce the Fund’s redemption fee policy.

16

Fair Value Pricing
     The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund’s NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. See “Calculation of the Fund’s Net Asset Value” for more information.
     Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.
Limitations on Effectiveness
     Although trade activity monitoring, redemption fees and the use of fair value pricing are designed to discourage short-term trading and excessive exchange activity, none of these tools alone nor all of them taken together, can eliminate the possibility that such activity in the funds will occur. For example, the ability of the Fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by retirement plan accounts is severely limited in those instances in which the retirement plan administrator maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. For this reason, these tools cannot eliminate the possibility of short-term trading and excessive exchange activities. Moreover, certain of these tools involve judgments that are inherently subjective. The Fund seeks to make these judgments to the best of its abilities in a manner that it believes are consistent with shareholder interests.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
     To avoid federal income taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which generally is subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions annually, regardless of how long a shareholder has held shares of the Fund.
Options for Receiving Distributions
     You may tell us to pay your distributions by check or to invest them automatically in more shares of the Fund (known as dividend reinvestment). If you do not tell us how you want your distributions paid, your distributions will be automatically reinvested in more shares of the Fund.
     If we mail a distribution check to your address of record and it is returned to us because of an invalid address, we will automatically reinvest all future distributions until you provide us with the correct address.
     Distribution Schedule

	Dividends	Capital Gains
Global Emerging Markets Fund	Normally declared and distributed in December.	Normally declared and distributed in December.

17

     If necessary, dividends and net capital gains may be distributed at other times as well. The Fund has no fixed dividend rate, and there can be no assurance that any dividends or capital gains distributions will be paid in a particular year.
     How Distributions Affect the Fund’s Net Asset Value
     Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily NAV until the ex-dividend date, which is immediately until after the record date. The share price of the Fund then drops by the amount of the distribution, net of any subsequent market fluctuations.
     Acquiring Shares Near the Record Date
     If you purchase shares of the Fund on or just before the record date of a dividend or a capital gains distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable dividend or capital gain distribution.
Taxes
     As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange generally is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Whether such gain or loss is long-term or short-term depends upon how long you have owned the shares. Any tax liabilities generated by your transactions are your responsibility.
     The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your own tax advisor if you have questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
     Taxes on Distributions
     Dividends and distributions are subject to federal income tax regardless of whether you reinvest your distributions in additional shares or take them in cash. When gains from the sale of a security held by the Fund are paid to a shareholder, the rate at which the gain will be taxed to shareholders depends upon the length of time the Fund held the security. The Fund’s dividends and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. As a result, although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date.
     Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.
     The Fund may be required to withhold U.S. federal income tax at the current backup withholding rate on all available dividends, distributions and redemption proceeds payable to shareholders who fail to provide their correct Social Security or taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.
Taxation of the Fund
     The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to its shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules

18

applicable to regulated investment companies. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.
     Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign withholding taxes or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to its shareholders, who may generally deduct such amounts or, if they meet certain holding period requirements with respect to their shares in the Fund, claim a foreign tax credit. Special rules may apply to the credit for individuals who receive “qualified dividend income.” If the election under Section 853 is not made, or is not available to the Fund, such foreign taxes will represent an expense of the Fund.
     The Fund may purchase securities of certain foreign corporations treated as passive foreign investment companies for purposes of the Internal Revenue Code. In order to avoid additional taxes that might otherwise be due in connection with the sale or exchange of such securities, or distributions made with respect to such securities, the Fund may make various elections permitted by the Internal Revenue Code. These elections could require the Fund to recognize taxable income, which in turn must be distributed, even though the Fund may not have received any associated cash.
CUSTODIAN AND TRANSFER AGENT
     The Trust has hired State Street Bank and Trust Company (“State Street”) to serve as the Custodian to the Fund. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.
     The Trust has hired Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, to act as the shareholder servicing and transfer agent for the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

19

Scottish Widows
Investment Partnership Trust
Global Emerging Markets Fund
Prospectus
October 3, 2006
FOR MORE INFORMATION
     The Statement of Additional Information (the “SAI”) contains additional information about the Fund. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into (and is considered a part of) this Prospectus.
     Following completion of the Fund’s initial semi-annual and annual fiscal periods, additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
     The SAI and the Fund’s annual and semi-annual reports, when available, are provided without charge, upon request.
     Shareholders in the Fund may make inquiries to the Fund or request the SAI, the Fund’s annual and semi-annual reports and request other information by contacting us:
By mail: Scottish Widows Investment Partnership Trust, P.O. Box 8042, Boston, Massachusetts 02266-8042
By phone (toll-free): 1-800-893-2073
Online: www.swip-us.com
     The Fund makes available its SAI and annual and semi-annual reports, free of charge, on or through the Fund’s Web site at
www.swip-us.com. The website is not considered part of this Prospectus.
     You can also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.
Investment Company Act File No. 811-21909

20

Scottish Widows
Investment Partnership Trust
(the “Trust”)
Global Emerging Markets Fund
(the “Fund”)
Statement of Additional Information
Dated October 3, 2006
     This Statement of Additional Information — or “SAI”:
•	is not a prospectus;

•	should be read only in conjunction with the Prospectus (“Prospectus”).
     Investors should read the Prospectus before making any investment in the Fund.
     A copy of the Prospectus and, following completion of the Fund’s initial semi-annual and annual fiscal periods, the Fund’s semi-annual and annual reports to shareholders, may be obtained free of charge by calling the Fund at 1-800-893-2073 or visiting www.swip-us.com.

(i)

HISTORY OF THE COMPANY
     The Trust is a Delaware statutory trust. The Trust’s initial series, the Global Emerging Market Fund, is classified as a non-diversified, open-end management investment company. The Trust was organized on June 2, 2006.
     Additional information regarding the characteristics of certain of the Fund’s investments and the risks associated with those investments is discussed below. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder vote. All investment policies stated in the Prospectus or this SAI, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board”) without the authorization of the Fund’s shareholders, and except as specifically noted, may be changed without notice. There can be no assurance that the Fund will achieve its objectives.
MORE INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS
Emerging Market Equity Securities
     The Fund will have significant investments in emerging market equity securities, which include securities of issuers that (1) are primarily listed on the trading market of an emerging market country; (2) are headquartered in an emerging market country; or (3) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country.
     Investors should recognize that investing in emerging market countries involves potentially higher risks than investments in developed countries, in addition to those described below under “Foreign Securities”.
     Such risks include:
•	less social, political and economic stability;

•	a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;

•	certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	foreign taxation;

•	the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property;

•	the absence of a capital market structure or market-oriented economy;

•	the possibility that currency devaluations could adversely affect the value of the Fund’s investments.
Further, many emerging markets have experienced and continue to experience high rates of inflation.
     Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries:
•	require governmental approval prior to investments by foreign persons;

•	limit the amount of investment by foreign persons in a particular company; or

•	limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.
     Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of the Fund’s assets invested in such country. To the extent that such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the custody of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.
     The Fund may invest in sovereign debt securities of emerging market countries. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, a governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding which would allow collection on defaulted governmental debt.
Foreign Securities
     The Fund will invest primarily in equity securities of foreign issuers. Investments in foreign securities involve risks of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These additional risks include:
•	Information. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Statistical information about an emerging market country economy may be unavailable, or if available, may be unreliable or not directly comparable to information regarding the U.S. economy or other more developed countries.

•	Regulation. In many foreign countries, there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower.

•	Liquidity and Concentration. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the over-the-counter (“OTC”) markets. Available investments in emerging market countries may be highly concentrated in a small number of industries, countries, or issuers. In addition, some issuers may be unseasoned and/or have significantly smaller market capitalization than issuers in the U.S. or more developed countries. Consequently, securities of foreign issuers may be less liquid and more volatile than those of comparable domestic issuers.

•	Brokerage. Brokerage commissions and other transaction costs on foreign securities exchanges, which may be fixed rather than subject to negotiation as in the United States, are likely to be higher than in the

United States. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

•	Taxes. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Fund’s shareholders will be able to claim a credit or a deduction for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See “Federal Income Taxation of the Fund.”

•	Political/Economy. A foreign jurisdiction may impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war and terrorism) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest). Additionally, it may be more difficult to obtain a judgment in a court outside the U.S.

•	Currency Exchange. The value of the foreign securities held by the Fund may be significantly affected by changes in currency exchange rates. Securities of foreign issuers are frequently denominated in foreign currencies, and the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of the Fund’s assets denominated in U.S. dollars. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares denominated in U.S. dollars are used for the purchase of securities in foreign countries. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations, and indigenous economic and political developments.
     Repatriation Restrictions. Foreign governments may delay or restrict repatriation of the Fund’s investment income or other assets. If, for any reason, the Fund was unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended.
Convertible Securities
     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. There can be no assurance of current income because issuers may default on their obligations and there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. As a result of this conversion feature, the Fund considers some convertible securities to be equity securities.
     The price of a convertible security generally responds to changes in the price of the underlying asset, which can be affected by the activities of the issuer and general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset, but may also cause the convertible security’s price to respond to changes in interest rates and the credit quality of the issuer. Normally, the value of a convertible security is a function of its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and its market value if converted or exchanged into the underlying common stock.
     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or sell the convertible security to a third party. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. The Fund typically invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option or convert the security unless the security is called or conversion is forced.
American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts
     The Fund may purchase American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) of foreign corporations. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and GDRs and EDRs are issued by, respectively, European financial institutions for trading primarily in foreign and European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs, EDRs, and similar instruments will be deemed to be investments in the underlying securities to which they relate.
     Depositary receipts may be issued pursuant to sponsored or un-sponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In un-sponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and un-sponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying un-sponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities.
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. However, by investing in ADRs rather than directly in a foreign issuer’s stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. Notwithstanding the forgoing, Depositary Receipts are generally subject to similar risks as direct investments in foreign securities described above, including political and economic risk.
Restricted and Illiquid Securities
     The Fund may invest in restricted or illiquid securities, including Rule 144A securities. The Fund will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. Generally, a security is considered illiquid if it cannot be disposed of within 7 days at approximately the value at which the Fund has valued the investment. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. Restricted securities are securities that are privately placed with and traded among qualified investors rather than the general public. Some restricted securities may be illiquid. Restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Other Investment Company Shares
     The Fund may, to the extent permitted under the 1940 Act and exemptive rules and orders and related guidance and interpretations, invest in shares of other investment companies, which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund’s. These may be temporary investments, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses. Subject to certain exceptions, Section 12(d)(1) of the 1940 Act limits a fund’s investments in other investment companies and prohibits a fund from acquiring (i) more than 3% of another investment company’s voting stock, (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets, or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a fund if, after the sale: (1) the fund owns more than 3% of the other investment company’s voting stock or (2) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.
     Other investment companies in which the Fund may invest include exchange traded funds (“ETFs”), which are designed to track or replicate a designated index. Unlike the Fund, shares of ETFs trade in the secondary market on exchanges at prices determined by trading activity rather than strictly by the Fund’s net asset value (“NAV”). Typically, the Fund would purchase shares to obtain exposure to all or a portion of one or more securities markets. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the securities owned by the ETF decreases.
     ETFs also present the following additional risks:
•	the market price of an ETF’s shares may trade at a discount to their net asset value (“NAV”);

•	there is no guarantee that an active trading market for an ETF’s shares will exist when the Fund wants to sell its position; and

•	an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.
Lending of Fund Securities
     As described in the Prospectus, the Fund may lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the value of the Fund’s total assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities lent by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid on the securities lent, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
     In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses including:
•	possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto;

•	possible sub-normal levels of income and lack of access to income during this period; and

•	expenses of enforcing its rights.

Temporary Defensive and Short-Term Positions
     The Fund may maintain cash positions and may invest in short-term, high-quality debt instruments for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow as a temporary investment pending longer-term investment; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. These investments may result in a lower yield than would be available from investments with a lower quality or longer term. Such short-term debt instruments consist of:
•	short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions;

•	other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s Rating Group (“S&P”) or, if unrated, of comparable quality in the opinion of the investment adviser;

•	commercial paper;

•	bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and

•	repurchase agreements.
Foreign Currency Exchange Transactions
     The Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies.
     A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee or commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
     Forward foreign currency contracts may be used to protect against unfavorable changes in foreign exchange rates between the time the Fund enters into a purchase or sale transaction and the time payment is made or received (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a “proxy currency”, which is expected to perform similarly relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”). The Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). The Fund may also use forward foreign currency contracts to shift the Fund’s expenses from one currency to another (“cross-hedge”).
     While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund.
Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.
Local Currency
     The Fund may invest excess cash positions in local currencies (non-U.S. currencies). Investing directly in local currency involves risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment or payment of interest.
High Yield Securities
     High yield securities are debt securities that are rated lower than “Baa-” by Moody’s Investors Service (“Moody’s”) or “BBB-” by Standard & Poor’s Corporation (“S&P”), or of comparable quality if unrated. High yield securities often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. The Fund will not invest more than 5% of its net assets in below investment grade securities.
     Investments in high yield securities may provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.
     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies such as Moody’s and S&P.
     High yield securities are subject to several risks. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. In addition, the secondary market on which high-yield securities trade may be less liquid than the market for investment grade securities, which may have an adverse impact on the value of the security and it may cause the security to be more difficult to value. Furthermore, high-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.
Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)
     The Fund may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

Repurchase Agreements
     The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund’s original purchase price plus interest within a specified time (normally one business day) , which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral”. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the investment adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to compensate the Fund fully for the amount loaned. Repurchase agreements that mature in more than seven days are subject to the 15% limitation on illiquid investments.
Reverse Repurchase Agreements
     The Fund may enter into reverse repurchase agreements. In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations equal in value to the repurchase price including any accrued interest will be segregated by the Fund’s custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Fund’s ability to reacquire the underlying securities.
Section 4(2) Commercial Paper
     The Fund may invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) (“Section 4(2) paper”) of the Securities Act of 1933, as amended (“1933 Act”). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Fund’s percentage limitations on illiquid securities if the investment adviser determines that market quotations for the security are readily available (pursuant to guidelines adopted by the Board).
Variable Amount Master Demand Notes
     The Fund may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Furthermore, there may be no active secondary market with respect to a particular variable rate instrument.

Other Debt Securities
     The Fund may invest in other debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.
Derivatives
     A derivative security is a financial instrument the value of which is based on or derived from some underlying security, commodity, reference rate, market index or other asset. Some derivative structures are index or structured securities whose value or performance is linked to other equity securities, currencies, interest rates, indices or other financial indicators. Other derivative securities, such as mortgage-related and other asset-backed securities, are fundamentally like other investments, although they may be more volatile or less liquid than more traditional debt securities. There are many types of derivatives and multiple ways to use them in the Fund. For example, futures and options are commonly used for hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates. They can also be used as a relatively low cost method of gaining exposure to a particular securities market without investing directly in the target securities.
     The risks associated with investing in derivative securities include the possibility that there may be no liquid secondary market, or that the exchange may limit price fluctuations, that the underlying security, interest rate, market index or other financial asset will not move in the direction anticipated, that the risk that the counterparty may not perform its obligations, or that adverse price movements could result in a loss substantially greater than the Fund’s initial investment.
     Options on Securities and Securities Indices
     The Fund may purchase or sell options on securities and on indices. A call option gives its purchaser the right to require the option’s seller to sell a designated security or financial instrument at a stated price at any time until a specified future date on which the option expires (the option’s “expiration date”). A put option gives its purchaser the right to require the option’s seller to purchase a designated security or financial instrument at a stated price at any time until the option’s expiration date. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a dollar amount multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option and a put option will be valuable if the value of the security or the index decreases during the term of the option. The Fund may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.
     Futures Contracts and Options on Futures
     The Fund may enter into futures contracts for the purchase or sale for future delivery of securities or on indices and may purchase and write call and put options on such contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index.
     Although they typically require actual future delivery of and payment for the underlying instruments, interest rate futures contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and are settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract position is effected by entering into an offsetting futures contract position, e.g., an open long futures position would be closed out by entering into a futures contract to sell the same aggregate amount of the identical type of underlying instrument on the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the custodian for the Fund, for the benefit of the futures broker. The initial margin serves as a “good faith” deposit that the Fund will honor its futures commitments. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.
     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. Options on futures contracts give the purchaser the right to assume a position in a futures contract at a specified price at any time before expiration of the option.
     Forward Commitments
     The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the Fund of a dollar amount sufficient to make payment for the securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. The failure of the other party to complete the transaction may cause the Fund to miss an advantageous price or yield. Forward Commitments involve risk of loss if the value of the security to be purchased declines prior to settlement date, or if the other party fails to complete the transaction.
When-Issued or Delayed-Delivery Transactions
     The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as “when-issued” or “delayed-delivery” transactions. The Fund may engage in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, however, the Fund could lose money and miss an opportunity to make an alternative investment.
INVESTMENT LIMITATIONS
     The investment restrictions set forth under this heading “Investment Limitations” have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.
     The Fund may not:
     (1) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation except to the extent the Fund invests in one or more investment companies managed by the Fund’s investment adviser or an affiliated person thereof, in which case the Fund shall treat a pro rata portion of the assets of such investment companies as its own for purposes of this investment limitation.

     (2) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.
     (3) Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.
     (4) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.
     (5) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
     (6) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
     (7) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.
     When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. As of the date of this SAI, the Fund relied on MSCI Global Industry Classification Standard (GICS) classifications.
PORTFOLIO TURNOVER
     A change in securities held in the portfolio of the Fund is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The portfolio turnover rate, which is determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, excluding securities whose maturities at acquisition were one year or less, will be higher when the Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund, which may increase the amount of capital gains distributions to shareholders along with any associated income tax consequences. As the Fund has not commenced operations as of the date of this SAI, the Fund’s portfolio turnover rate has not yet been determined.

DISCLOSURE OF PORTFOLIO HOLDINGS
Introduction
     The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy (the “Policy”) designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The complete list of the Fund’s month-end portfolio holdings, a separate list identifying its ten largest holdings at month-end and geographical sector breakdowns will be available no earlier than 15 days after the end of each calendar month on the Trust’s website at www.swip-us.com.
     Neither the Fund, the Adviser nor any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust’s Board of Trustees has approved the Policy, will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.
General Policy
     In general, the Policy provides that portfolio holdings may be disclosed by the Trust on a selective basis where:
•	there is a legitimate business purpose for the disclosure;

•	recipients are subject to a duty of confidentiality; and

•	disclosure is in the best interests of Fund shareholders.
     The Chief Compliance Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Distributor and their affiliates on the other. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be resolved by the Chief Compliance Officer in the best interests of shareholders.
     In accordance with the foregoing, the Policy provides that portfolio holdings information for the Fund may be made available prior to its public availability to:
     Trust Affiliates and Fiduciaries. Various firms, such as: (i) the investment adviser and its affiliates; (ii) the Trust’s Trustees; and (iii) the Trust’s auditor or outside legal counsel retained by the investment adviser, an affiliate of the investment adviser, the Trustees or the Trust are considered to be affiliates and/or fiduciaries (“Trust Affiliates and Fiduciaries”). The Fund’s portfolio holding information is disclosed each day to the investment adviser. The frequency with which portfolio holdings may be disclosed to other Trust Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to Trust Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure. The Fund’s portfolio holding information will be provided to the Trust’s independent registered public accountants and outside legal counsel as necessary, with no time delay, in connection with the performance by such firms of their duties in connection with the Trust.
     Certain Service Providers. Various unaffiliated service providers, including, the Trust’s custodian, transfer agent, administrator and distributor, and other service providers, including, pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that require portfolio holdings information to provide services to the Fund. Selective disclosure of partial holdings information may also be made to broker-dealers that execute portfolio transaction for the Fund. The frequency with which portfolio holdings may be disclosed to the forgoing service providers, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the service providers, is determined based on the facts and circumstances surrounding the disclosure. As of the date of this SAI, the following unaffiliated service providers, receive or have access to the Fund’s portfolio holding information, at the frequency set forth below with no time delay:

Name	Purpose	Timing
ALPS	Distributor	As necessary

Boston Financial Data Services, Inc.	Transfer Agent	As necessary

Bowne of Boston	Financial Printer	As necessary

Evestment Alliance	Analytical tools	Quarterly

Informa Investment Solutions Inc.	Analytical tools	Quarterly

Institutional Shareholder Services, Inc.	Proxy Voting Services	Daily

InterSec Research	Analytical tools	Quarterly

Lipper Analytical Services	Analytical tools	Quarterly

State Street Bank & Trust Company	Administrator and Custodian	Daily

Zephyr Associates, Inc.	Analytical tools	Quarterly
     Ratings and Rankings Agencies. As of the date of this SAI, the following organizations that publish ratings and/or rankings of the Fund may receive or have access to the Fund’s portfolio holding information, at the frequency set forth below with no time delay:

Name	Timing
Morningstar, Inc.	Quarterly

Thomson Financial, Inc	Quarterly
     Certain Parties As Required by Law. Certain parties may receive portfolio holding information more frequently as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the investment adviser and its affiliates on Schedules 13D, 13G and 13F); (ii) upon the request of the SEC or another regulatory body; (iii) in connection with a lawsuit; or (iv) as required by court order. The Fund portfolio holdings also appears in the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, disclosure may be made to any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust’s Chief Compliance Officer. Any such disclosure will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.
Prohibitions on Disclosure of Portfolio Holdings
     The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers selling Fund shares, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that the Fund owns XYZ Company only if the Fund’s ownership of such company has previously been publicly disclosed.
MANAGEMENT OF THE TRUST
Trustees and Officers
     The Trust’s Board of Trustees (the “Board”) supervises the Trust operations and performs duties required by applicable state and federal law. Each Trustee and officer oversees the Fund and serves for an indefinite term.
     The Board is responsible for representing the interests of the Fund and its shareholders. The Board meets periodically throughout the year to oversee the Fund’s activities. The Board consists of three “independent trustees”, as defined in the 1940 Act (the “Independent Trustees”), and one Trustee who is affiliated with the investment adviser, Scottish Widows Investment Partnership Ltd. (“SWIP” or the “Adviser”). Generally, a Trustee qualifies as an Independent Trustee if he or she is free of conflicts of interest that arise as a result of his or her business or familial relationships to certain entities or individuals who do business with the Fund.
     The tables below list the Trustees and officers of the Trust and provide a brief description of their principal occupations during the last five years.
TRUSTEES

Number of
Portfolios in
Fund
	Position(s)	Term of Office	Principal Occupations	Complex
Name, Address and	Held with	and Length of	During the Past Five	Overseen by	Other Directorships
Age	the Trust	Time Served(1)	Years	Trustee(2)	Held by Trustee
Independent Trustees

Roland C. Baker Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 67	Trustee	September 2006 — Present	Consultant to financial services industry (since 2001).	1	Trustee of Henderson Global Funds; Director of Ceres Group, Inc. (life and health insurance holding company); Director of North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities); and Director of Golden State Mutual Life Insurance Co. (provider of life insurance and annuities).

				Number of
				Portfolios in
				Fund
	Position(s)	Term of Office	Principal Occupations	Complex
Name, Address and	Held with	and Length of	During the Past Five	Overseen by	Other Directorships
Age	the Trust	Time Served(1)	Years	Trustee(2)	Held by Trustee
William C. Dietrich Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 56	Trustee	September 2006 — Present	Executive Director, Shalem Institute for Spiritual Formation, Inc. (nonprofit ecumenical training institute) (since 2001).	1	Trustee of Ariel Investment Trust.

Michael F. Holland Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 62	Trustee	September 2006 — Present	Chairman, Holland & Company L.L.C. (investment adviser) (1995 — present).	1	Director of The China Fund, Inc.; Director of the Holland Series Fund, Inc.; Trustee of the State Street Institutional Investment Trust; and Trustee of the State Street Master Funds

Interested Trustees (3)

Andrew C. Frepp Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 42	Trustee	June 2006 — Present	Director — Sales & Marketing, SWIP (since 2002) and Marketing Director, Scottish Widows Plc. (since 2000).	1	None.

(1)	Each Trustee serves until his death, resignation, removal, retirement or declaration of incompetence or until the Trust is terminated.

(2)	The “Fund Complex” currently consists of the Fund, although additional series of the Trust may be added in the future.

(3)	Mr. Frepp is an “interested person”, as defined by the 1940 Act, because of his relationship with the Adviser.
OFFICERS

				Number of
				Portfolios in
				Fund
	Position(s)	Term of Office	Principal Occupations	Complex
Name, Address and	Held with	and Length of	During the Past Five	Overseen by	Other Directorships
Age	the Trust	Time Served(1)	Years	Officer(2)	Held by Officer
Andrew C. Frepp Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 42	President	September 2006 — Present	Director — Sales & Marketing, SWIP (since 2002) and Marketing Director, Scottish Widows Group (2000-2002).	1	None.

Arun Kumar Sarwal Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 48	Treasurer	September 2006 — Present	Chief Operating Officer, SWIP (since 2004); Founding Director, Kurtosys Systems Limited (software company) (2002-2004); and Global Head — Strategic Business Development, ABN AMRO (bank) (2001-2002).	1	None.

				Number of
				Portfolios in
				Fund
	Position(s)	Term of Office	Principal Occupations	Complex
Name, Address and	Held with	and Length of	During the Past Five	Overseen by	Other Directorships
Age	the Trust	Time Served(1)	Years	Officer(2)	Held by Officer
John Michael Brett Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 40	Secretary	September 2006 —Present	Director — Legal Risk and Compliance, SWIP (since 2003) and Legal Counsel and Secretary, Aberdeen Asset Management Plc. (2001-2003).	1	None.

David Sanderson Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 45	Chief Compliance Officer	September 2006 — Present	Head of Compliance, SWIP (since 2000).	1	None.

Ryan Louvar State Street Bank and Trust Company Two Avenue de Lafayette, 6th Floor Boston, MA 02111 Age: 34	Assistant Secretary	August 2006 — Present	Vice President and Counsel of State Street Bank and Trust Company (2005 - present); Counsel, BISYS Fund Services (2000 to 2005).	1	None.

(1)	Each officer serves at the pleasure of the Board until the next annual election of officers or until his or her successor is chosen and qualified, on in each until his death, resignation, removal from office, in accordance with the By-Laws of the Trust.

(2)	The “Fund Complex” currently consists of the Fund, although additional series of the Trust may be added in the future.
The Board
     The Board governs the Fund and is responsible for, among other things, overseeing the Fund’s operation by the officers and reviewing contractual arrangements with companies that provide services to the Fund. The Board has three standing committees that are described below.

Standing Committees of the Board
     Listed below are the standing committees of the Board, along with the functions of each committee, its members, and the number of committee meetings held during the last fiscal year:

Number of
Meetings Held
During Last
Committee Name	Committee Function	Members	Fiscal Year(1)
Audit Committee
•     Oversees the accounting, auditing and financial reporting processes of the Fund, including but not limited to the appointment, compensation, and oversight of the auditors and pre-approval of all audit and non-audit services;
		Roland C. Baker William C. Dietrich Michael F. Holland	None.

• Receives and considers a report from the independent registered public accounting firm concerning its conduct of the audit, including any comments or recommendations; and

• Considers all critical accounting policies and practices to be used by the Fund and any proposed alternative treatments.

Nominating and Governance Committee	• Addresses any Board vacancies. If there is a vacancy on the Board, the Nominating and Governance Committee will:	Roland C. Baker William C. Dietrich	None.
	• Identify and evaluate potential candidates to fill the vacancy;	Michael F. Holland

• Select from among the potential candidates a nominee to be presented to the full Board for its consideration;

• Recommend to the Board a nominee to fill any vacancy;

• Oversees the administration of, and compliance with, the Trust’s policies and procedures and the Fund’s objective, strategies and restrictions;

• Reviews and makes recommendations to the Board regarding Trustee compensation;

• Undertakes periodically to coordinate and facilitate evaluations of the Board and Board committees, and recommends improvements as appropriate; and

•     Reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and the Fund and overseeing the management of the Fund.

Number of
Meetings Held
During Last
Committee Name	Committee Function	Members	Fiscal Year(1)
The Nominating and Governance Committee has in place a policy by which it will consider nominees by Shareholders and Shareholders may submit the names of potential nominees for the Nominating and Governance Committee’s consideration. Shareholders wishing to submit a nomination for a trustee at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating and Governance Committee, c/o the Secretary of the Fund, Scottish Widows Investment Partnership Trust, Two Avenue de Lafayette, 6th Floor Boston, MA 02111. Any recommendation made by a shareholder must contain sufficient information for the Nominating and Governance Committee to make an assessment of the candidate’s suitability for the position of Independent Trustee. In order for the Nominating and Governance Committee to consider shareholder nominations, certain requirements must be satisfied regarding the nomination, the nominee and the shareholder group submitting the proposed nominee. For further information, please see the Nominating and Governance Committee charter, which is available on the Fund’s website at www.swip-us.com.

(1)	As of December 31, 2005, the Fund had not yet commenced operations.
Trustee Ownership of the Fund

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Equity	Investment Companies Oversee by
	Securities	Trustee in Family of Investment
Name of Trustee	in the Fund[1]	Companies
Roland C. Baker	N/A	N/A
William C. Deitrich	N/A	N/A
Michael F. Holland	N/A	N/A
Andrew C. Frepp	N/A	N/A

(1) Because the Fund has not yet been offered to the public, the Trustees do not own shares of the Fund.
Compensation of Trustees
     The Trust pays each Independent Trustee an annual retainer of $12,000 plus $2,000 for each regular quarterly in-person Board meeting attended by the Trustee. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at Board and committee meetings. The Interested Trustee does not receive compensation from the Trust for his services on the Board.
     The following table summarizes the compensation estimated to be paid to the Trustees, for the 12 month period ending December 31, 2006.

Compensation Table

			Total
	Aggregate		Compensation
	Compensation	Pension or Retirement	from Fund
	from the	Benefits Accrued as Part	Complex Paid
Name of Trustee	Trust(1)	of Fund Expenses	to Trustees(1)
Roland C. Baker	$5,000	N/A	$5,000
William C. Deitrich	$5,000	N/A	$5,000
Michael F. Holland	$5,000	N/A	$5,000

(1)	Assumes that each Independent Trustee will attend one regular meeting of the Board of Trustees of the Fund to be held during the period August 2006 — December 2006.

CODE OF ETHICS
     The Trust, the Adviser and the Distributor of the Fund have each adopted a code of ethics under Rule 17j-1 of the 1940 Act (the “Codes of Ethics”), which governs personal trading activities of the Trust’s, the Adviser’s and the distributor’s personnel, respectively. Each Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Fund’s service providers or officers. The Codes of Ethics permit personnel who are subject to such Codes of Ethics to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the requirements and restrictions set forth in the applicable Code of Ethics.
PROXY VOTING POLICIES AND PROCEDURES
     The Board has adopted proxy voting policies and procedures (“Trust Procedures”) which delegate, on behalf of the Fund, the authority to vote proxies relating to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight, and with the direction to the Adviser that proxies should be voted consistent with the Fund’s best economic interests. The Trust Procedures also provide a method for resolving potential conflicts of interest. The Adviser has adopted, and the Board has approved, Adviser proxy voting policies and procedures (“Adviser Procedures”). The Adviser has retained Institutional Shareholder Services, an independent proxy voting service, to assist in the voting of the Fund’s proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the Trust Procedures is located in Appendix A and a copy of the Adviser Procedures is located in Appendix B.
     No later than August 31st of each year, the Fund will be required to file on Form N-PX with the SEC its proxy voting record for the 12 month period ending June 30. After August 31, 2007, an annual record of all proxy votes cast for the Fund since the inception of the Fund or during the most recent 12 months can be obtained without charge on the SEC’s website at www.sec.gov. The most recent Form N-PX for the Fund will also be available without charge, upon request, by calling 1-800-893-2073 or visiting www.swip-us.com.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As of September 29, 2006, prior to commencement of the Fund’s operations, the sole shareholder of the Fund is SWIP, which would control the outcome of any matter submitted for consideration by the shareholders of the Fund. The Fund expects that following the offering of shares of the Fund to the public, the Adviser will no longer be a controlling shareholder. As of September 29, 2006, the Fund had not commenced operations and, consequently, the officers and Trustees of the Trust owned less than 1.0% of the outstanding shares of the Fund.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
Investment Adviser
     The Trust has hired SWIP to serve as investment adviser to the Fund. SWIP’s principal business address is Edinburgh One, Morrison Street, Edinburgh EH3 8BE, Scotland. SWIP’s U.S. address is 1251 Avenue of the Americas, 39th Floor, New York, NY 10020. SWIP is registered with the SEC as an investment adviser and is one of the largest asset management companies in the UK. SWIP is an indirect, wholly-owned subsidiary of the Lloyds TSB Group, which is a UK market leader with total assets of approximately $532.0 billion and total staff of over 69,000, as of June 30, 2006.
     SWIP serves pursuant to an investment advisory agreement between SWIP and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Advisory Agreement was approved by the Board on September 18, 2006, and will continue in effect for an initial two-year period and thereafter for successive one-year periods provided that the Advisory Agreement is approved annually in accordance with the 1940 Act. The Advisory Agreement may be terminated in accordance with the 1940 Act. The Advisory Agreement provides that the Adviser has the general responsibility to provide a program of continuous investment management for, and invest and reinvest the assets of, the Fund.
     For its services to the Fund, the Adviser receives a monthly fee, calculated at an annual rate, equal to 1.00% of the Fund’s average daily net assets. As the Fund has no operating history prior to the date of this SAI, no amounts have been paid to the Adviser for services rendered to the Fund as of the date of this SAI.
     The Adviser has entered into a fee waiver and expense limitation agreement with the Trust on behalf of the Fund (the “Limitation Agreement”) whereby the Adviser will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, such as litigation, exceed an annual rate of 1.50% of the Fund’s annual net assets. The Adviser may recoup all or a portion of any waived management fees and expenses it has borne, if any, within three year after the end of the fiscal year in which the waiver was made. The Limitation Agreement will continue in effect through April 30, 2008. There is no guarantee that the Limitation Agreement will continue after that date.
     The Adviser may provide similar services to other investment companies or to other clients or engage in other activities, provided such other services and activities do not, during the term of the Advisory Agreement, interfere with the Adviser’s ability to meet its obligations to the Trust and the Fund.
     Additional information about the Adviser is set forth in the Fund’s Prospectus.
Portfolio Managers
     Kim Catechis is the primary portfolio manager for the Fund and Alastair Reynolds is the secondary portfolio manager for the Fund.
     Other Accounts Managed
     The table below identifies, for each portfolio manager of the Fund, the number of accounts and the total assets in the accounts managed by the portfolio managers as of June 30, 2006.
     No fees for the accounts listed below are based on performance.

	Registered Investment		Other Pooled
	companies(1)		Investment Vehicles		Other Accounts
	# of	Assets	# of	Assets	# of	Assets
Fund Portfolio Manager	Accounts	($)	Accounts	($)(2)	Accounts	($)(2)
Kim Catechis	0	0	3	1,320,000	7	1,333,000
Alastair Reynolds	0	0	5	1,426,000	6	1,229,000

(1)	The Fund was not operational as of the date of June 30, 2006.

(2)	Includes $1,320,000 in 3 accounts for which Mr. Catechis and Mr. Reynolds are co-portfolio managers with each other.

(3)	Includes 1,229,000 in 6 accounts for which Mr. Catechis and Mr. Reynolds are co-portfolio managers with each other.

(4)	All asset amounts are stated in U.S. Dollars and are expressed in millions.

     Portfolio Managers’ Compensation
     The following is a summary of the compensation received by the portfolio managers. For managing the Fund and any other fund or accounts, each portfolio manager’s compensation package consists of:
•	a fixed based salary;

•	short-term incentives in the form of an annual bonus; and

•	for certain high performing team members, a long-term incentive scheme based on the profitability of the Adviser.
     A portfolio manager’s base salary is a fixed amount and is determined by the portfolio manager’s experience, performance in the role of portfolio manager and the responsibilities of the position. Salaries are compared at least annually against industry benchmarks. The base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
     A portfolio manager is also eligible to earn a performance bonus, which is paid on an annual basis and is determined by a number of factors, including, but not limited to:

•	absolute (pre-tax) performance of the Fund and other funds managed, as compared to the funds’ benchmarks, given their objectives, policies, strategies and limitations during the most recent one year and three year periods;

•	the portfolio manager’s contribution to the investment management function within the Adviser;

•	contributions to the development of other investment professionals; and

•	overall contributions to marketing, client service and achievement of personal objectives for the individual performance year.
     The performance bonus is expressed as a percentage of salary. Performance bonuses for portfolio managers typically range from 50 to 150% of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above.
     In addition, the portfolio managers are entitled to participate in the Adviser’s long-term incentive plan. Awards may be made to participants on an annual basis with payments from the plan being made to individuals at the end of a rolling three year period. The amount of the award granted to any participant is determined by the Adviser’s Remuneration Committee. The scheme is structured to enable participants to share in the growth of profitability of the Adviser and creates a feeling of ownership in the future development of the Adviser’s business.

     Portfolio Management Conflicts of Interest
     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts and hedge funds.
     A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of a portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund he or she manages. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
     In addition, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. For example, the difference in fees could create an incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an interest in one or more accounts that participates in transactions with other accounts. His or her interest(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential conflicts.
     Portfolio Management Team Fund Ownership
     As of September 29, 2006, the Fund had not yet commenced operations. As a result, the portfolio managers for the Fund did not own any shares of the Fund.
Other Service Providers
     Administrator
     The Trust has hired State Street Bank and Trust Company (“State Street”) to serve as the Administrator to the Fund. State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111.
     State Street serves pursuant to an administration agreement between the Administration and the Trust, on behalf of the Fund (the “Administration Agreement”). Under the Administration Agreement, State Street provides the Fund with general administrative duties associated with the day-to-day operations of the Fund, assists in the preparation of financial and tax reports and monitors and tests portfolio compliance. The Administrator will also perform such other services for the Fund as are mutually agreed to by the parties from time to time, for which it will receive such fees as may be mutually agreed upon, including the Administrator’s reasonable out-of-pocket expenses. As the Fund has no operating history prior to the date of this SAI, no amounts have been paid to the Administrator for services rendered to the Fund as of the date of this SAI.
     Custodian
     The Trust has hired State Street to serve as the Custodian to the Fund (the “Custodian”). State Street serves pursuant to a custodian agreement between the Custodian and the Trust, on behalf of the Fund (the “Custodian Agreement”).
     Under the Custodian Agreement, State Street provides the following accounting services to the Fund, among others:

•	Maintaining custody of Fund assets;

•	Overseeing the computation of the Fund’s net asset value;

•	Delivering and receiving payment for securities sold;

•	Receiving and paying for securities purchased; and

•	Collecting income from investments.
     All of the above functions are under the direction of the officers of the Trust. In addition, the Trust, with the approval of the Board and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets. As the Fund has no operating history prior to the date of this SAI, no amounts have been paid to the Custodian for services rendered to the Fund as of the date of this SAI.
     Transfer Agent
     The Trust has hired Boston Financial Data Services, Inc. (“BFDS”), which is a subsidiary of State Street, to act as shareholder servicing and transfer agent for the Fund (the “Transfer Agent”). BFDS’s principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
     BFDS serves pursuant to a transfer agency agreement between the Transfer Agent and the Trust, on behalf of the Fund (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BFDS is responsible for services in connection with the establishment, maintenance, and recording of shareholder accounts, including:
•	all related tax and other reporting requirements; and

•	the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares. For these services, the Fund pays BFDS a monthly per account fee by share class/CUSIP.
     As the Fund has no operating history prior to the date of this SAI, no amounts have been paid to the Transfer Agent for services rendered to the Fund as of the date of this SAI.
     Distributor
     The Trust has hired ALPS Distributors, Inc. (“ALPS” or “Distributor”) to serve as the Fund’s principal underwriter. ALPS’s principal business address is 1625 Broadway, Suite 2200, Denver, Colorado 80202.
     Alps serves pursuant to a distribution agreement between the Distributor and the Trust, on behalf of the Fund (the “Distribution Agreement”). Under the Distribution Agreement, ALPS, as agent for the Fund, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares of the Fund, although it is not obligated to sell any particular amount of shares. As the Fund has no operating history prior to the date of this SAI, no amounts have been paid to the Distributor for services rendered to the Fund as of the date of this SAI.
OTHER INFORMATION
Legal Counsel
     The law firm of Goodwin Procter LLP, Exchange Place, Boston, MA 02109, has passed upon certain legal matters in connection with the shares offered by the Fund and serves as counsel to the Fund.

Independent Registered Public Accounting Firm
     The Trust has engaged PricewaterhouseCoopers LLP to be the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP is located at 300 Madison Ave, New York, NY 10017.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     Subject to the overall supervision of the Board, the Adviser places orders for the purchase and sale of the Fund’s portfolio securities. In selecting a broker, dealer or other party for any transaction or series of transactions, the Adviser may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, research services provided to the Adviser, order of call and other matters ordinarily involved in the receipt of brokerage services generally. The Adviser may effect securities transactions that cause the Fund to pay a commission higher than the commission rate another broker would have charged so long as the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker.
     All commissions are regarded as negotiable and the Fund will pay different commission rates for different regions of the world. Typically, the less liquid a market, the higher the commission the Fund may have to pay to execute transactions. In addition, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign stock exchanges and brokers may be subject to less government supervision and regulation as compared with U.S. stock exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.
     The Adviser is registered in the U.S. with the SEC and is regulated in the UK by the UK Financial Services Authority (“FSA”). Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), and FSA Policy Statement 05/9, each govern, as applicable, the permissible uses of and disclosure of commission payments. Both Section 28(e) and the FSA’s approach to client commission arrangements permit the use of Fund commissions to pay for “brokerage” and “research” services. The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund.
     In response to requirements under FSA Policy Statement 05/9, the Adviser has entered into commission sharing arrangements (“CSAs”) with its 12 largest global counterparties. Under these CSAs, the executing broker typically retains the execution-related portion of the commission, and the balance is then paid to suppliers of execution and research services. Typically, the majority of this balance may be retained by the CSA brokers in return for their in-house research, with the remainder divided among other brokers, industry specialists, and market consultants whose research and other services are utilized by the Adviser in providing investment management services to the Trust and other clients. These services can include, but are not limited to, equity research information, economic information, company information, price feeds, and exchange feeds. The research services provided may be utilized by the Adviser in servicing all of its clients. In addition, not all of these research or execution services may be used by the Adviser in connection with the services provided to the Trust or the Fund. The services and commissions provided under these arrangements are monitored by the Adviser.
     Purchases and sales of debt securities are usually principal transactions and therefore brokerage commissions are usually not required to be paid by the Fund for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser attempts to deal directly with the principal market makers, except in those circumstances where the Adviser believes that a better price and execution are available elsewhere.
     The Fund is required to disclose the aggregate amount of brokerage commissions paid by the Fund during its most recent three fiscal years. As the Fund has no operating history prior to the date of this SAI, no brokerage commissions have been paid as of the date of this SAI.

     The Trust may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Trust will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser deems to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued. The Fund will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Fund must comply with the applicable laws of certain states.
NET ASSET VALUE
     The net asset value per share of the Fund is computed by dividing the value of the Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding. Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:
•	New Year’s Day;

•	Martin Luther King, Jr. Day;

•	President’s Day;

•	Good Friday;

•	Memorial Day;

•	Independence Day;

•	Labor Day;

•	Thanksgiving Day; and

•	Christmas Day.
On those days when either or both of the Fund’s custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.
     Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the “Calculated Mean”) is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into the U.S. dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.
     A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par are valued at amortized cost, which the Board believes approximates market value.

     Options, futures contracts, and options on futures contracts are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.
     If the price for a specific security held by the Fund is not readily available, the Fund will determine a fair value, as determined in good faith and pursuant to procedures approved by the Fund’s Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Fund would have received had it sold the investment. A report regarding the fair valuation of the Fund’s portfolio securities will be reviewed by the Board at the next regularly scheduled quarterly meeting of the Board.
     The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.
CAPITALIZATION AND GENERAL INFORMATION ABOUT THE TRUST
General Information About the Trust
     The Trust is a Delaware statutory trust. Under the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), the beneficial interest in the Trust may be divided into one or more series and each series may be divided into one or more classes. The Trust’s Declaration of Trust authorizes the Board to establish, designate, redesignate, classify, reclassify and change in any manner any authorized but unissued shares of the Trust by setting or changing, in any one or more respects, their preferences, conversion or other rights, voting powers, duties, privileges and business purpose. Pursuant to such authority, the Trust’s Board has authorized the issuance of an unlimited number of shares of beneficial interest of the Trust, representing interests in the Fund. Shares of the Fund have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the prospectus and SAI, shares will be fully paid and non-assessable by the Trust. All shares of a given class of the Fund participate equally in dividends and other distributions with other shares of the same class.
     In the event of a liquidation or dissolution of the Trust or a particular series, shareholders of that particular series would be entitled to receive the assets available for distribution belonging to such series, and a proportionate distribution, based upon the relative net asset values of the series and any other series, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of such series are entitled to participate in the net distributable assets of the particular series involved based on the number of shares of the series that are held by each shareholder.
     Shareholders are entitled to one vote for each whole or fractional dollar of net asset value standing in such shareholder’s name on the books of the Trust. Shareholders of each series, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a series-by-series basis, except as otherwise required by applicable law or when permitted by the Board. Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% in value of the Trust’s outstanding shares (irrespective of class) may elect all of the trustees.

     The Trust does not intend to hold annual shareholder meetings unless otherwise required by the Trust’s Declaration of Trust or the 1940 Act. Special meetings may be called for purposes such as changing fundamental policies, electing or removing Trustees, making changes to the Declaration of Trust that require a shareholder vote pursuant to the 1940 Act, or for any other purpose requiring shareholder vote under applicable law or the Declaration of Trust or By-laws. Shareholder meetings of the Trust shall be called by the trustees upon the written request of shareholders owning at least two-thirds of the outstanding shares entitled to vote.
FEDERAL INCOME TAXATION OF THE FUND AND ITS SHAREHOLDERS
     The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal income, estate and other tax consequences of the purchase, ownership and disposition of Fund shares in their own particular circumstances, as well as the income, estate and other tax consequences to them arising under the laws of any state, foreign country, or other taxing jurisdiction.
General
     The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not be liable for federal income tax on income and capital gains distributed to its shareholders. In order to qualify as a regulated investment company, and to avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
State Taxes
     Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.
Dividends Received Deduction
     Because the Fund intends to invest significantly in foreign securities, corporate shareholders should not expect the Fund’s dividends to qualify for the dividends received deduction.
Qualified Dividend Income
     A portion of the dividends received by the Fund which are distributed to individual shareholders may constitute qualified dividend income, taxable at a lower capital gains rate. Qualified dividend income generally includes dividends from domestic corporations and dividends from qualified foreign corporations, although most dividends paid by REITs do not qualify. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not qualified foreign corporations. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the more than 60-day holding period requirements, generally apply to each shareholder’s investment in the Fund.

Returns of Capital
     If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in that taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold or redeemed.
Effect of Failure to Qualify
     If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” However, the Fund would not be required to make distributions to its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.
Disposition of Shares
     Upon the redemption or sale of shares of the Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains.
Currency Fluctuations — “Section 988” Gains or Losses
     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. These amounts, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s net investment income subject to distribution.
Foreign Tax Credit
     Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign withholding taxes or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to its shareholders, who may generally deduct such amounts or, if they meet certain holding period requirements with respect to their shares in the Fund, claim a foreign tax credit. Special rules may apply to the credit for individuals who receive “qualified dividend income.” If the election under Section 853 is not made, or is not available to the Fund, such foreign taxes will represent an expense of the Fund.

Passive Foreign Investment Companies
     The Fund may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if on average one-half of its assets produce passive income or are held for the production of passive income (including, for these purposes, cash) or 75% or more of its gross income is passive income. In general, once a corporation is classified as a PFIC with respect to a shareholder, it retains such classification thereafter, even if it ceases to meet either or both of the asset or income tests. If the Fund receives a so-called “excess distribution” with respect to shares in a PFIC, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income.
     The Fund may be eligible to elect alternative tax treatment with respect to its interests in one or more PFICs. In some circumstances, the Fund may be able to make a qualified electing fund or “QEF” election with respect to a PFIC. In such a situation, the Fund generally would be required to include in its gross income its share of the earnings of that PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. The Fund may also be able to make a different election, which would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.
     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFICs. Distributions from a PFIC are not eligible to be treated as qualified dividend income.
Registration Statement
     This SAI and the Fund’s Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the Fund and securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only versions of Fund documents can be viewed online or downloaded from the SEC’s website at www.sec.gov.
     Statements contained in this SAI and in the Fund’s Prospectus as to the content of any contract or other documents referred to therein are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust’s registration statement, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Scottish Widows Investment Partnership Trust
Global Emerging Markets Fund
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Global Emerging Markets Fund (a series of the Scottish Widows Investment Partnership Trust, hereafter referred to as the “Fund”) at September 18, 2006, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
/s/ PricewaterhouseCoopers LLP
New York, New York
September 19, 2006

Scottish Widows Investment Partnership Trust
Global Emerging Markets Fund
Statement of Assets and Liabilities
September 18, 2006

Assets
Cash	$250,000
Liabilities	—

Net assets	$250,000

Net assets consist of:
Capital stock, at par	$25
Additional paid-in capital	249,975

$250,000

Net asset value and maximum offering price per share, Unlimited shares of capital stock authorized, $.001 par value, 25,000 shares outstanding ($250,000/25,000)	$10.00

The accompanying notes are an integral part of this financial statements.

Scottish Widows Investment Partnership Trust
Global Emerging Markets Fund
Notes to Financial Statement
September 18, 2006
NOTE A
Organization
Scottish Widows Investment Partnership Trust (the “Trust”) was incorporated in Delaware on June 2, 2006 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Global Emerging Markets Fund (the “Fund”) is a series of the Trust and is currently the only offering of the Trust, offering a single class of shares. The Fund is a non-diversified open-end mutual fund and is sold without an initial or contingent deferred sales charge. The Fund is subject to a redemption fee of 2.00% for shares redeemed within 90 days of purchase. Additional information regarding some of the items discussed in these Notes to Financials is contained in the Fund’s Statement of Additional Information, which is available upon request. Estimated organizational and offering expenses of the Fund of approximately $611,500 incurred prior to the offering of the Fund’s shares will be absorbed by Scottish Widows Investment Partnership (“the Advisor”), which will not seek reimbursement from the Fund for these expenses.
NOTE B
Significant Accounting Policies
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts. Actual results may differ from estimates. In the course of normal business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
NOTE C
Management and Administrative Fee Arrangements
The Fund has entered into an Investment Advisory Agreement with Scottish Widows Investment Partnership (“the Advisor”), under which the Advisor will have the general responsibility to provide a program of continuous investment management for, and invest and reinvest the assets of, the Fund. For its services to the Fund, the Advisor receives a monthly fee, calculated at an annual rate, equal to 1.00% of the Fund’s average daily net assets. The Adviser has entered into a fee waiver and expense limitation agreement with the Trust on behalf of the Fund whereby the Adviser will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes, dividend and extraordinary expenses, such as litigation, exceed an annual rate of 1.50% of the Fund’s annual net assets. The Adviser may recoup all or a portion of any waived management fees and expenses it has borne, if any, within three year after the end of the fiscal year in which the waiver was made. The Limitation Agreement will continue in effect through April 30, 2008. There is no guarantee that the Limitation Agreement will continue after that date.
The Fund has entered into an Administration Agreement with State Street Bank and Trust Company (“the Administrator”) under which the Administrator will provide the Fund with general administrative duties associated with the day-to-day operations of the Fund, assist in the preparation of financial and tax reports and monitor and test portfolio compliance. For its services, the Fund pays the Administrator a fee at an annual rate of .035% for the first $250 million of the Fund’s average daily net assets; .030% for the next $250 million of average net assets; and .025% of average daily net assets in excess of $500 million, but in no event less than $165,000 per year. The fee is accrued daily and paid monthly.
The Fund is not subject to any on-going distribution costs.

APPENDIX A
SCOTTISH WIDOWS INVESTMENT PARTNERSHIP TRUST
PROXY VOTING POLICIES AND PROCEDURES
     The Board of Trustees (the “Board”) of Scottish Widows Investment Partnership Trust (the “Trust”) has determined that it is in the best interests of the Trust and its current series and any future series (each, a “Fund” and collectively, the “Funds”) for the Trust to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.
I. Policy
     It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Scottish Widows Investment Partnership Limited (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.
II. Fiduciary Duty
     The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board. Notwithstanding the foregoing, the Adviser may abstain from voting a Fund’s proxy in a specific instance if in its good faith determination, the costs of voting such proxy cannot be justified in light of the benefits to the Fund of voting (e.g. costs associated with obtaining translations of proxy materials not written in the English language or traveling to the foreign country to vote the proxy in person). Any decision by the Adviser in this regard shall take into account the effect that the Fund’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.
III. Procedures
     The following are the procedures adopted by the Board for the administration of this policy:
     A. Review of Adviser proxy voting procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.
     B. Voting record reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trust at least annually. Such voting record information shall be in a form acceptable to the Trust and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Board and the Adviser may agree to from time to time.
     C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder

     D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trust that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trust of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.
IV. Revocation
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
V. Annual Filing
     The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.
VI. Disclosures
     The Trust shall include in its registration statement:
     (a) A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
     (b) A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.
     The Trust shall include in its annual and semi-annual reports to shareholders:
     (c) A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust’ toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and
     (d) A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.
VII. Review of Policy
     The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX B
SCOTTISH WIDOWS INVESTMENT PARTNERSHIP LIMITED
PROXY VOTING POLICIES AND PROCEDURES
     Scottish Widows Investment Partnership Limited (“SWIP”) has determined that it is in the best interests of SWIP and the current, as well as any future, series (each a “Fund” and collectively the “Funds”) of Scottish Widows Investment Partnership Trust (the “Trust”) for SWIP to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds. SWIP has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) in respect of its US business to ensure the Firm’s compliance with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of SWIP who have delegated responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in the area and to ensure that proxies are voted in the best interests of the Firm’s clients.
Statement of Policy
     It is the policy of SWIP in respect of its US business that where the firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interest of SWIP or other related parties. Generally, SWIP when voting at overseas meetings will follow the recommendations made by ISS as part of their service, as further described below. Specifically, SWIP shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy the “best interests of the clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all SWIP clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records are required by the Advisers Act, be made available to its clients.
     If in its good faith determination, the costs of voting such proxy cannot be justified in light of the benefits to the client of voting (e.g. costs associated with obtaining translations of proxy materials not written in the English language or traveling to the foreign country to vote the proxy in person), any decision by SWIP in this regard shall take into account the effect that the client’s vote, either by itself or together with other votes, is expected to have on the value of the Fund’s investment and whether this expected effect would outweigh the cost of voting.
Use of Third Party Proxy Voting Service Provider
     In an effort to discharge its responsibility, SWIP has examined third party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services (“ISS”) to assist it in researching voting proposals, analysing the financial implications of voting proposals and voting proxies. SWIP utilises the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.
Client Account and Set Up Review
     Initially, SWIP must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client services person responsible for setting up the account, in conjunction with the Corporate Governance Director, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing and sent to the client via certified mail.
     In most cases, the delegation of voting authority to SWIP, and the Firm’s use of a third-party proxy voting service provider shall be memorialised in the client’s investment management agreement or other document of instruction.

     SWIP will notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems.
Overriding Guidelines
     A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, and is in the best interest of the Firm’s clients as a whole.
Referral of Voting Decision by ISS to SWIP
     In the event that the Standard Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise SWIP. In that event, the Corporate Governance Director will request that the appropriate portfolio manager make a voting recommendation.
     In the event that the Standard Guidelines requires a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such a proxy should be voted, ISS will so advise SWIP. In that event the Corporate Governance Director will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.
     In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise SWIP. In that event, the Corporate Governance Director will request that the appropriate portfolio manager make a voting recommendation.
Securities Lending
     SWIP will monitor upcoming meetings and all stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material mattering affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the manner outweighs the benefit to the client in keeping the stock on loan.
Reporting
     Upon request, SWIP shall report normally (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. SWIP will provide any client which makes a written or verbal request with a copy of a report disclosing how SWIP voted securities held in that client’s portfolio.
Record-Keeping
     Detailed records and audit trails are maintained by ISS and SWIP in respect of the proxy voting process.

PART C — OTHER INFORMATION
Item 23. Exhibits

(a)(1)	Certificate of Trust dated June 2, 2006 — filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A on June 16, 2006 and incorporated herein by reference

(2)	Amended and Restated Declaration of Trust dated September 18, 2006*

(b)	Amended and Restated By-Laws dated September 18, 2006*

(c)	See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of the Registrant’s By-Laws made dated June 2, 2006. See Article IV, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of the Registrant’s Declaration of Trust of dated September 18, 2006.

(d)(1)	Form of Investment Advisory Agreement between Scottish Widows Investment Partnership Trust and Scottish Widows Investment Partnership Ltd.*

(d)(2)	Form of Fee Waiver and Expense Reimbursement Agreement between Scottish Widows Investment Partnership Trust and Scottish Widows Investment Partnership Ltd.*

(e)	Form of Distribution Agreement between Scottish Widows Investment Partnership Trust and ALPS Distributors, Inc.*

(f)	Not Applicable

(g)	Form of Custodian Agreement between Scottish Widows Investment Partnership Trust and State Street Bank and Trust Company*

(h)(1)	Form of Administration Agreement between Scottish Widows Investment Partnership Trust and State Street Bank and Trust Company*

(2)	Form of Transfer Agent Agreement between Scottish Widows Investment Partnership Trust and Boston Financial Data Services, Inc.*

(i)	Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and non-assessable*

(j)(1)	Consent of PriceWaterhouseCoopers LLP*

(2)	Consent of Goodwin Procter LLP**

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)(1)	Code of Ethics of Scottish Widows Investment Partnership Trust*

(2)	Code of Ethics of Scottish Widows Investment Partnership Ltd.*

(3)	Code of Ethics of ALPS Distributors, Inc.*

*	Filed herewith.

**	Contained in the Opinion and Consent of Goodwin Procter LLP.

Item 24. Persons Controlled by or Under Common Control with the Fund
     As of the date hereof, the sole shareholder of Global Emerging Market Fund (the “Fund”) is the Fund’s investment adviser, Scottish Widows Investment Partnership Ltd. (the “Adviser”). As a result, the Fund is controlled by the Adviser and is under common control with other persons controlled by the Adviser or its controlling persons. The Fund expects that upon completion of the offering of Fund shares to the public, the Adviser will no longer be a controlling shareholder or under common control with any other person.
Item 25. Indemnification
     Article VI of the Amended and Restated Declaration of Trust of Scottish Widows’ Investment Partnership Trust (the “Trust”) provides for indemnification of certain persons acting on behalf of the Trust. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of having been a Trustee or officer, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties or they have been determined to have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought. The Trust also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.
Item 26. Business and Other Connections of the Investment Adviser
     The description of the business of the Adviser is set forth under the caption “Management” in the Prospectus and “Management of the Trust” in the Statement of Additional Information forming part of this Registration Statement. Information as to the officers and directors of Scottish Widows Investment Partnership Ltd. is included in its Form ADV filed with the Securities and Exchange Commission (SEC File No. 801-46564) and is incorporated herein by reference.
Item 27. Principal Underwriters
(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Edmund J. Burke Director, President
Thomas Carter	Managing Director —Sales and Finance; Treasurer
Jeremy O. May	Managing Director — Operations and Client Service; Secretary
W. Robert Alexander	Director
Diana Adams	Vice President, Controller
Tane Tyler	Chief Legal Officer, Assistant Secretary
Brad Swenson	Chief Compliance Officer

* The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.
Item 28. Location of Accounts and Records
     All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained at the offices of the: (i) Registrant; (ii) Investment Adviser; (iii) Principal Underwriter; (iv) Transfer Agent; (v) Administrator; and (vi) Custodian. The address of each is as follows:

Name	Position	Address
Scottish Widows Investment Partnership Trust	Registrant	Two Avenue de Lafayette 6th Floor Boston, Massachusetts 02111

Scottish Widows Investment Partnership	Investment Adviser	1251 Avenue of the Americas, 39th Floor New York, NY 10020

ALPS Distributors, Inc.	Principal Underwriter	1625 Broadway, Suite 2200, Denver, Colorado 80202

Boston Financial Data Services, Inc.	Transfer Agent	2 Heritage Drive North Quincy, Massachusetts 02171

State Street Bank and Trust Company	Administrator	Two Avenue de Lafayette 6th Floor Boston, Massachusetts 02111

State Street Bank and Trust Company	Custodian	1776 Heritage Drive North Quincy, MA 02171

Item 29. Management Services
     Not Applicable.
Item 30. Undertakings
     Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Edinburgh, United Kingdom on the 3rd day of October, 2006.

Scottish Widows Investment Partnership Trust
By:	/s/ Andrew C. Frepp
Andrew C. Frepp
President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ Andrew C. Frepp

	Andrew C. Frepp	President and Trustee	October 3, 2006

/s/ Arun Kumar Sarwal

	Arun Kumar Sarwal	Chief Financial Officer and	October 3, 2006
Chief Accounting Officer

/s/ Roland C. Baker

	Roland C. Baker**	Trustee	October 3, 2006

/s/ William C. Dietrich

	William C. Dietrich**	Trustee	October 3, 2006

/s/ Michael F. Holland

	Michael F. Holland**	Trustee	October 3, 2006

By:	/s/ Ryan M. Louvar

Ryan M. Louvar
Attorney-in-Fact**
**Powers of attorney for Roland C. Baker, William C. Dietrich and Michael F. Holland are filed as attachments herewith.

EXHIBIT INDEX

Exhibit No.	Exhibit
(a)(2)	Amended and Restated Declaration of Trust dated September 18, 2006

(b)	Amended and Restated Bylaws dated September 18, 2006

(d)(1)	Form of Investment Advisory Agreement between Scottish Widows Investment Partnership Trust and Scottish Widows Investment Partnership Ltd.

(d)(2)	Form of Fee Waiver and Expense Reimbursement Agreement between Scottish Widows Investment Partnership Trust and Scottish Widows Investment Partnership Ltd.

(e)	Form of Distribution Agreement between Scottish Widows Investment Partnership Trust and ALPS Distributors, Inc.

(g)	Form of Custodian Agreement between Scottish Widows Investment Partnership Trust and State Street Bank and Trust Company

(h)(1)	Form of Administration Agreement between Scottish Widows Investment Partnership Trust and State Street Bank and Trust Company

(2)	Form of Transfer Agent Agreement between Scottish Widows Investment Partnership Trust and Boston Financial Data Services, Inc.

(i)	Opinion and Consent of Goodwin Procter LLP regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and non-assessable

(j)(1)	Consent of PriceWaterhouseCoopers LLP

(p)(1)	Code of Ethics of Scottish Widows Investment Partnership Trust

(2)	Code of Ethics of Scottish Widows Investment Partnership Ltd.

(3)	Code of Ethics of ALPS Distributors, Inc.

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Scottish Widows Investment Partnership Trust, constitutes and appoints each of Ryan M. Louvar and Julie A. Tedesco, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of Scottish Widows Investment Partnership Trust on Form N-1A (Securities Act File No. 333-135065 and Investment Company Act File No. 811-21909) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 2006.

SIGNATURE	TITLE

/s/ Roland C. Baker
Roland C. Baker	Trustee

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Scottish Widows Investment Partnership Trust, constitutes and appoints each of Ryan M. Louvar and Julie A. Tedesco, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of Scottish Widows Investment Partnership Trust on Form N-1A (Securities Act File No. 333-135065 and Investment Company Act File No. 811-21909) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 19th day of September, 2006.

SIGNATURE	TITLE

/s/ Michael F. Holland
Michael F. Holland	Trustee

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Scottish Widows Investment Partnership Trust, constitutes and appoints each of Ryan M. Louvar and Julie A. Tedesco, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Post-Effective Amendments and/or Amendments to the Registration Statement of Scottish Widows Investment Partnership Trust on Form N-1A (Securities Act File No. 333-135065 and Investment Company Act File No. 811-21909) and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 2006.

SIGNATURE	TITLE

/s/ William C. Dietrich	Trustee
William C. Dietrich